Aspiration Redwood Fund
Ticker Symbol: REDWX

A series of
Aspiration Funds

PROSPECTUS
February 1, 2021
as revised March 29, 2021

This prospectus contains information about the Aspiration Redwood Fund that you should know before investing. You should read this prospectus carefully before you invest or send money and keep it for future reference. For questions, please call (800) 683-8529.

Investment Adviser

Aspiration Fund Adviser, LLC
4551 Glencoe Avenue
Marina Del Rey, CA 90292

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY	2
PRINCIPAL INVESTMENT OBJECTIVE AND STRATEGIES	12
Principal Investment Objective	12
Principal Investment Strategies	12
Principal Investment Risks for the Fund	13
Portfolio Holdings Disclosure	18
MANAGEMENT OF THE FUND	19
Investment Adviser	19
Investment Sub-Adviser	19
Service Providers	21
YOUR ACCOUNT	22
Pricing Your Shares	22
How to Purchase Shares	23
How to Redeem Shares	25
Minimum Account Balance	27
Distribution of Shares	27
Market Timing Policy	27
DIVIDENDS AND DISTRIBUTIONS	28
TAXES	29
Distributions	29
FINANCIAL HIGHLIGHTS	32

SUMMARY

Aspiration Redwood Fund
Investment Objective: The primary investment objective of the Aspiration Redwood Fund (the “Fund”) is to maximize total return, consisting of capital appreciation and current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The Annual Fund Operating Expense table shows expense information based on the minimum and maximum fees (0.00% and 2.00%, respectively) that a shareholder may pay the Fund’s investment adviser.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	0%
Redemption Fee (as a percentage of amount redeemed)	0%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees [1]	0.00%	2.00%
Distribution and/or Service (12b-1) Fee	0.18%	0.18%
Other Expenses[2]	1.09%	1.09%
Total Annual Fund Operating Expenses	1.27%	3.27%
Expense Reimbursements	(0.77%)	(0.77%)
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements[3]	0.50%	2.50%
1. Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the “Adviser”), and may pay the Adviser a fee in the amount they believe is fair ranging from 0% to 2.00% of the value of the account. This range is reflected in the above columns. These amounts will not be deducted from Fund assets.
2.  These are expenses indirectly incurred by the Fund as a result of investing in one or more underlying investment companies (i.e., fees the Fund pays as a shareholder of the underlying investment companies).
3.  The Adviser has entered into an expense limitation agreement (“Agreement”) with the Fund under which it agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses to 0.50% (“Maximum Operating Expense Limit”).  The Adviser will do this by reimbursing the Fund for certain direct expenses and fees, such as transfer agency, custodial, auditing and legal fees.  The Fund also incurs certain indirect expenses, and expenses paid by the Fund when it invests as a shareholder in underlying investment companies, as mentioned in Footnote 2. The Adviser has not agreed to waive or reimburse brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs, taxes, or extraordinary expense, such as litigation and indemnification expenses. Because the Adviser is not obligated under the Agreement to pay these expenses, the Fund’s total annual fund operating expenses may actually exceed the Maximum Operating Expense Limit. The Agreement is in effect through January 31, 2022, unless earlier terminated by a majority of the Board of Trustees (the “Board” or the “Trustees”) who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended, or a majority vote of the outstanding voting securities of the Trust. Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within three years following the date on which waiver or reimbursement occurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the waiver and/or reimbursement.
2

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time period indicated and then sell or hold all of your shares at the end of those periods, and that you made either no payment to the Fund’s adviser or the maximum annual payment of 2% of the value of your account. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement only in the first year). Only the 1 year dollar amount shown below reflects the Adviser’s agreement to waive fees and/or reimburse fund expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Years	3 Years	5 Years	10 Years
Assuming no Payments to the Adviser	$51	$327	$623	$1,466
Assuming a Payment of 2.00 % of the Value of the Shareholder’s Account	$253	$935	$1,641	$3,515

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio.) A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 161.38% of the average value of its assets.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund invests in, or seeks exposure to, companies based on various financial factors, as well as fundamental sustainability factors such as the environmental, social, and governance performance of such companies.  The Fund invests in equity securities that trade on U.S. securities markets, which may include securities of non-U.S. issuers as well as securities of U.S. issuers. The equity securities in which the Fund invests include, but are not limited to, dividend-paying securities, common stock, preferred stock, equity securities of real estate investment trusts (“REITS”),  shares of investment companies, convertible securities, warrants, and rights. The Fund may purchase equity securities in an initial public offering (“IPO”) provided that the investment is consistent with the Fund’s investment strategy.  The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts with value dependent upon, or derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.
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UBS Asset Management (Americas) Inc. (the “Sub-Adviser”) bases investment decisions upon price/value discrepancies as identified by the Sub-Adviser’s fundamental valuation process.  In selecting securities for the Fund, the Sub-Adviser focuses on, among other considerations, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is the Sub-Adviser’s assessment of what a security is worth. The Sub-Adviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Sub-Adviser bases its estimates of value upon economic, industry, and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries with attractive relative price/value characteristics.
The Sub-Adviser will employ both a positive and negative screening process in selecting securities for the Fund. The positive screening process will identify securities of companies that are fundamentally attractive and that have superior valuation characteristics. In addition, the positive screening process will also include material, fundamental sustainability factors that the Sub-Adviser believes confirm the fundamental investment case and can enhance the ability to make good investment decisions. The sustainability factors are material extra-financial factors that evaluate the environmental, social, and governance performance of companies that, along with more traditional financial analytics, identify companies that the Sub-Adviser believes will provide sustained, long-term value. The Sub-Adviser believes that the sustainability strategy provides the Fund with a high-quality portfolio and mitigates risk.
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The Sub-Adviser also applies a negative screening process that will exclude from the Fund’s portfolio securities with more than 5% of sales in industries such as alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), water bottles, gambling and pornography, and will entirely exclude all firearms issuers and companies within the energy sector as defined by MSCI and its Global Industry Classification Standard (GICS).
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective.  The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary.  You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.  Below are the principal risks of investing in the Fund:
Management Risk. There is a risk that the investment strategies, techniques and risk analyses employed by the Sub-Adviser may not produce the desired results.  The Adviser believes that most of its clients will pay a reasonable and fair advisory fee.  If a significant number of clients do not pay an advisory fee for an extended period of time, the Adviser and the Sub-Adviser may not be able to continue to render services to the Fund.  If the Adviser is not able to pay Fund expenses required under the Fund’s expense limitation agreement, the Adviser may have to resign as adviser to the Fund or dissolve and liquidate the Fund. Dissolution or liquidation of the Fund may cause shareholders to liquidate or transfer their investments at inopportune times.
Market Risk. The Fund’s investments will face risks related to investments in securities in general and the daily fluctuations in the securities markets. In addition, the value of the fund’s investments may be negatively affected by the occurrence of global events, such as war, terrorism, environmental disasters or events, country instability, and infectious disease epidemics or pandemics.
Equity Securities Risk. The Fund may invest in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced.
Focused Investment Risk. There is a risk that investing in a select group of securities or securities in a particular sector could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund’s primary benchmark or other mutual funds that are diversified across a greater number of securities or sectors.
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Derivatives Risk. The value of “derivatives”—so called because their value “derives” from the value of an underlying asset, reference rate, or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that counterparty to a derivative contract is unable or unwilling to meet its financial obligations). In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk, and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.
Convertible Securities Risk. The Fund may invest in convertible securities.  Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.
Limited Capitalization Risk. There is a risk that securities of small capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies.  This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund’s ability to purchase or sell those securities.  In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.
Portfolio Turnover Risk. The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance and may increase the likelihood of capital gains distributions.
IPOs Risk. The purchase of equity securities issued in IPOs may expose the Fund to the risks associated with companies that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the companies operate. The market for IPO shares may be volatile and share prices of newly public companies may fluctuate significantly over a short period of time.
Foreign Investing Risk. The Fund may invest in securities of non-U.S. issuers. Investments in non-U.S. issuers may be riskier than investments in U.S. issuers because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment, withholding taxes, a lack of adequate company information, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.
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Futures Risk. Use of futures contracts may cause the value of the Fund’s shares to be more volatile. Futures contracts expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities.
Leverage Risk Associated with Financial Instruments Risk.  The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.
Investment Company Risk. Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. The Adviser and Sub-Adviser have no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to net asset value (“NAV”), which may affect the Fund’s ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs.  Finally, the Investment Company Act of 1940, as amended, imposes certain limitations on a fund’s investments in other investment companies. These limitations may limit the amount the Fund may invest in certain investment companies.
REITs Risk. The risk that the Fund’s performance will be affected by adverse developments to REITs and the real estate industry. REITs and underlying real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT’s performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.
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Temporary Defensive Positions Risk. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.
Cybersecurity Risk. As part of their business, the Adviser, the Sub-Adviser, and third-party service providers process, store, and transmit large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser, Sub-Adviser, third-party services providers, and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Adviser, Sub-Adviser, third-party service providers, or the Fund have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
PERFORMANCE INFORMATION
The following bar chart shows how the Fund’s investment results have varied from year to year and the following table shows how the fund’s average annual total returns compared to that of a broad measure of market performance since the Fund’s inception.  This information provides some indication of the risks of investing in the Fund. All figures assume distributions were reinvested.  Keep in mind that future performance may differ from past performance. Also, shareholder reports containing financial and investment return information will be provided to shareholders semi-annually.  Updated performance information is available at no cost by calling (800) 683-8529 (toll free) or by visiting www.aspiration.com.
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Calendar Year Returns
(with 0% assumed management fee reduction)

Calendar Year Returns
(with 2.00% assumed management fee reduction)

Highest and Lowest Quarterly Returns with 0% Management Fee
Highest return for a quarter	29.65%	Quarter ended June 30, 2020
Lowest return for a quarter	-29.73%	Quarter ended March 31, 2020

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Highest and Lowest Quarterly Returns with 2% Management Fee
Highest return for a quarter	27.65%	Quarter ended June 30, 2020
Lowest return for a quarter	-31.73%	Quarter ended March 31, 2020

Average Annual Total Returns Periods Ended December 31, 2020	Past 1 Year	Five Year	Since Inception*
Aspiration Redwood Fund – Without maximum contribution reduction (0.00% management fee)
Returns Before taxes Returns after taxes on distributions Returns after taxes on distributions and sale of shares	15.89% 15.89% 12.91%	15.89% 13.36% 11.84%	14.52% 12.08% 10.72%
Aspiration Redwood Fund – With maximum assumed contribution reduction (2.00% management fee)
Returns Before taxes Returns after taxes on distributions Returns after taxes on distributions and sale of shares	13.89% 13.89% 10.91%	13.89% 11.36% 9.84%	12.52% 10.08% 8.72%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	18.40%	15.22%	14.77%
* The Fund commenced operations on November 16, 2015.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

MANAGEMENT OF THE FUND’S PORTFOLIO
Investment Adviser.  Aspiration Fund Adviser, LLC

Sub-Adviser.  UBS Asset Management (Americas) Inc.

Sub-Adviser Portfolio Manager(s)
Joseph Elegante Portfolio Manager Since 08/2020	Adam Jokich Portfolio Manager Since 08/2020

MANAGER OF MANAGERS
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The Fund obtained regulatory authority to hire one or more additional sub-advisers to manage portions of the Fund’s portfolio without obtaining the approval of Fund shareholders.  The Fund will notify all shareholders before making any changes to its sub-advisers.
BUYING AND SELLING OF FUND SHARES
Minimum Initial Investment:	$10
Minimum Additional Investment:	$1

Shares of the Fund are only available to clients of Aspiration Fund Adviser, LLC.  Before investing in the Fund, you should carefully review the Fund’s prospectus together with any materials the Adviser provides you, including any materials that discuss fees associated with the Adviser’s services (such as the Adviser’s firm brochure or its advisory agreement with you).  You can buy or sell other shares of the Fund on any business day on which the Fund is open.  You can pay for shares via an Automated Clearing House (“ACH”) transfer from your bank.  For information about purchasing Fund shares, visit www.aspiration.com.
TAX INFORMATION
Fund distributions are generally taxable to you as ordinary income or capital gains, unless your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Investments in such tax-advantaged plans will generally be subject to tax upon withdrawal of monies from the tax-advantaged plan.

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Principal Investment Objective and Strategies

Principal Investment Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income. The Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to the investment objective takes place. There is no guarantee that the Fund will achieve its investment objective.
Principal Investment Strategies
To achieve its investment objective, the Fund invests in, or seeks exposure to, companies based on various financial factors, as well as fundamental sustainability factors such as the environmental, social, and governance performance of such companies. The Fund invests in equity securities that trade on U.S. securities markets, which may include securities of non-U.S. issuers as well as securities of U.S. issuers. The equity securities in which the Fund invests include, but are not limited to, dividend-paying securities, common stock, preferred stock, equity securities of real estate investment trusts (“REITs”), shares of investment companies, convertible securities, warrants and rights. The Fund may purchase equity securities in an initial public offering (“IPO”) provided that the investment is consistent with the Fund’s investment strategy. The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts with value dependent upon, or derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.
UBS Asset Management (Americas) Inc. (the “Sub-Adviser”) bases investment decisions upon price/value discrepancies as identified by the Sub-Adviser’s fundamental valuation process.  In selecting securities for the Fund, the Sub-Adviser focuses on, among other considerations, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is the Sub-Adviser’s assessment of what a security is worth. The Sub-Adviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Sub-Adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries with attractive relative price/value characteristics.
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The Sub-Adviser will employ both a positive and negative screening process in selecting securities for the Fund. The positive screening process will identify securities of companies that are fundamentally attractive and that have superior valuation characteristics. In addition, the positive screening process will also include material, fundamental sustainability factors that the Sub-Adviser believes confirm the fundamental investment case and can enhance the ability to make good investment decisions. The sustainability factors are material extra-financial factors that evaluate the environmental, social and governance performance of companies that, along with more traditional financial analytics, identify companies that the Sub-Adviser believes will provide sustained, long-term value. The Sub-Adviser believes that the sustainability strategy provides the Fund with a high-quality portfolio and mitigates risk.
The Sub-Adviser also applies a negative screening process that will exclude from the Fund’s portfolio securities with more than 5% of sales in industries such as alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), water bottles, gambling and pornography, and will entirely exclude all firearms issuers and companies within the energy sector as defined by MSCI and its Global Industry Classification Standard (GICS).
Principal Investment Risks for the Fund
Convertible Securities Risk. The Fund may invest in convertible securities directly or indirectly through investment companies that invest in convertible securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.
Cybersecurity Risk. As part of their business, the Adviser, Sub-Adviser, and third-party service providers process, store, and transmit large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser, Sub-Adviser, third-party service providers, and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or the Adviser, Sub-Adviser, or third-party service providers, including the Fund’s custodians, fund accountant, fund administrator, transfer agent, and/or pricing vendors, may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
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Derivatives Risk. A derivative instrument often has risks similar to its underlying asset and may also have additional risks. The Fund could experience a loss if its derivative positions are poorly correlated with its other investments, or if it is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. The derivative instruments and techniques that underlying funds may principally use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the instrument underlying a futures position may result in immediate and substantial losses to the underlying fund.
Options. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived options transaction may be unsuccessful because of market behavior or unexpected events.
Swaps. An over-the-counter (“OTC”) swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments.  Most swap agreements are not entered into or traded on exchanges. OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated or if the reference index, security or investments do not perform as expected. Underlying funds’ use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.”
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Foreign currency forward exchange contracts. Foreign currency forward exchange contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Unanticipated changes in currency prices may result in losses to an underlying fund and poorer overall performance for the fund than if it had not entered into foreign currency forward exchange contracts.
Equity Securities Risk. The Fund may invest in equity securities directly or indirectly through investment companies that invest in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced.
Focused Investment Risk. There is a risk that investing in a select group of securities or securities in a particular sector could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund’s primary benchmark or other mutual funds that are diversified across a greater number of securities or sectors.
Foreign Investing Risk. The value of the Fund’s investments in securities of non-U.S. issuers may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Also, securities of non-U.S. issuers may be impacted by foreign controls on investment, withholding taxes, a lack of adequate company information, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.
Futures Risk. Use of futures contracts by the Fund or underlying funds may cause the value of the Fund’s shares to be more volatile. Futures contracts expose the Fund or underlying funds to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities. Changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
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Investment Company Risk. Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. The Adviser and Sub-Adviser have no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to NAV, which may affect the Fund’s ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs. Finally, the Investment Company Act of 1940, as amended, imposes certain limitations on a fund’s investments in other investment companies.  These limitations may limit the amount the Fund may invest in certain investment companies.
IPOs Risk. The purchase of shares issued in IPOs exposes the Fund to the risks associated with companies that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the companies operate. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile and share prices of newly public companies have fluctuated significantly over short periods of time.
Leverage Risk Associated with Financial Instruments Risk.  The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.
Limited Capitalization Risk. There is a risk that securities of small capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies.  This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund’s ability to purchase or sell those securities. In general, smaller capitalization companies are more valuable than larger companies to adverse business or economic developments and they may have more limited resources.
Management Risk. There is a risk that the investment strategies, techniques, and risk analysis employed by the Sub-Adviser may not produce the desired results.  The Adviser believes that most of its clients will pay a reasonable and fair advisory fee.  If a significant number of clients do not pay an advisory fee for an extended period of time, the Adviser and the Sub-Adviser, may not be able to continue to render services to the Fund. If the Adviser is not able to pay Fund expenses required under the Fund’s Expense Limitation Agreement, the Adviser may have to resign as Adviser to the Fund or dissolve and liquidate the Fund. Dissolution or liquidation of the Fund may cause shareholders to liquidate or transfer their investments at inopportune times.
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Market Risk.  Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund’s investment return per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions. In addition, the value of the fund’s investments may be negatively affected by the occurrence of global events, such as war, terrorism, environmental disasters or events, country instability, and infectious disease epidemics or pandemics. These events could reduce consumer demand or economic output; result in market closures; low or negative interest rates, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the Fund’s investments.
Many countries have experiences outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have had and may continue to have an adverse effect on the global economy, financial markets, and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.
REITs Risk. The risk that the Fund’s performance will be affected by adverse developments to REITs and the real estate industry. REITs and underlying real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT’s performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.
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Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. A high portfolio turnover rate also can result in an increase in taxable capital gains distributions to the Fund’s shareholders.
Temporary Defensive Positions. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.
An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Portfolio Holdings Disclosure
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information (“SAI”) and online by visiting https://funds.aspiration.com/redwood.
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Management of the Fund

Investment Adviser
Aspiration Fund Adviser, LLC
Aspiration Fund Adviser, LLC, located at 4551 Glencoe Avenue, Marina Del Rey, CA 90292, serves as the investment adviser to the Fund. Aspiration Fund Adviser, LLC (the “Adviser”) has been a registered investment adviser since 2014 and offers the Aspiration Redwood Fund through its website at www.aspiration.com. Aspiration actively oversees the Sub-Adviser’s investment performance, operations, and compliance through due diligence reviews and policies and procedures. As of September 30, 2020, Aspiration Fund Adviser, LLC had approximately $100.2 million in assets under management.
Disclosure Regarding Approval of Investment Advisory Agreement.  A discussion regarding the Board’s basis for approving the investment advisory agreement for the Fund can be found in the Fund’s semi-annual report to shareholders for the fiscal period ended March 31, 2020.  You may obtain a copy of the semi-annual and annual reports, free of charge, upon request to the Fund.
Adviser Compensation.  Under the Fund’s investment advisory agreement, the Adviser receives an annual advisory fee of 0.00% of the Fund’s average daily net assets. In other words, the Adviser does not charge any management fees with respect to the Fund. Only clients of the Adviser may invest in the Fund. These advisory clients must establish an advisory relationship and open an individual advisory account with the Adviser before investing in the Fund. The Adviser does not impose a set fee to manage individual advisory accounts. Instead, advisory clients can pay the Adviser a fee in the amount they believe is fair to manage their individual advisory accounts. In addition, the Adviser donates a portion of its fees to charity in an amount equal to 10% of its earnings after deducting the sub-advisory fee paid to the Sub-Adviser.
Investment Sub-Adviser
UBS Asset Management (Americas) Inc.
UBS Asset Management (Americas) Inc. (“UBS AM”), located at One North Wacker Drive, Chicago, IL 60606, serves as the sub-adviser to the Aspiration Redwood Fund. Subject to the authority of the Board of Trustees and oversight by the Adviser, the Sub-Adviser is responsible for management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. UBS AM is a Delaware corporation and an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of September 30, 2020, UBS AM had approximately $226.0 billion in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately $979.6 billion in assets under management worldwide as of September 30, 2020. UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries. As Sub-Adviser to the Aspiration Redwood Fund, UBS is responsible for the day-to-day management of the Fund and applies proprietary algorithms and research to analyze the holdings of the Fund to meet its Environmental, Governance, and Social (ESG) criteria.
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Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser is entitled to receive an annual sub-advisory fee, paid by the Adviser, for advisory services provided to the Fund, according to a formula.  In addition, the Sub-Adviser donates a portion of its fees to charity. The Sub-Adviser donates 10% of its fees after receiving its fee from the Adviser.
Disclosure regarding the basis for the Board of Trustees’ approval of the Investment Sub-Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the fiscal period ended March 31, 2020.
Portfolio Management. The following individual is employed by the Sub-Adviser and is primarily responsible for the day-to-day management of the Fund’s portfolio.
Joseph Elegante, CFA. Joseph Elegante has served as a Managing Director at UBS Asset Management since 2015. Mr. Elegante also serves as the lead portfolio manager for US equities, co-portfolio manager for Global Equities and senior portfolio manager on a range of Global Sustainable equity strategies within the Global Intrinsic Value team at UBS Asset Management, Mr. Elegante has over 25 years of portfolio management experience, including managing both institutional and private client portfolios. Mr. Elegante has been a portfolio manager for the Fund since August 2020.
Adam Jokich, CFA. Adam Jokich has served as a portfolio manager within the Global Intrinsic Value team at UBS Asset Management since June 2019 and deputy portfolio manager on US Intrinsic Value strategies at UBS Asset Management since August 2020. Previously, Mr. Jokich was a quantitative analyst within the US Intrinsic Value team and also worked within the Sustainable Investors team at UBS Asset Management. He has been with UBS Asset Management since 2012. Mr. Jokich has been a portfolio manager of the Fund since August 2020.
The SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of securities in the Fund.
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Service Providers
Administrator.  The Nottingham Company (“Administrator”) serves as the administrator for the Fund.
Transfer Agent.  Nottingham Shareholder Services, LLC (“Transfer Agent”), serves as dividend disbursing and transfer agent for the Fund.
Distributor.  Capital Investment Group, Inc. (“Distributor”) is the principal underwriter and distributor of the Fund’s shares and serves as the Fund’s exclusive agent for the distribution of the Fund’s shares. The Board of Trustees has appointed Aspiration Financial LLC to replace Capital Investment Group, Inc. as the Fund’s principal underwriter and distributor. Capital Investment Group, Inc. is expected to continue serving as the Fund’s principal underwriter and distributor until such time as the officers of the Trust provide Capital Investment Group, Inc. with appropriate termination notice.
Custodian.  UMB Bank, N.A. (“Custodian”) serves as custodian of the Fund’s assets.
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Your Account

Pricing Your Shares
When you buy and sell shares of the Fund, the price of the shares is based on the Fund’s NAV next determined after the order is received.
Calculating the Fund’s NAV
The NAV is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time (“ET”). The Fund’s shares will not be priced on the days that the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the Statement of Additional Information.
Your order to purchase or sell shares is priced at the next NAV calculated after your order is received in good order by the Fund. Only purchase orders received in good order by the Fund before 4:00 p.m. ET will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day. The NAV of the Fund may change every day.
To the extent that a document must be completed, signed and delivered, a purchase or redemption request is considered to be “in good order” only if it is returned to the following address:
Regular Mail	Express Mail
Nottingham Shareholder Services, LLC P.O. Box 4365 Rocky Mount, NC 27802-0069	Nottingham Shareholder Services, LLC 116 S. Franklin Street Rocky Mount, NC 27804
Documents sent to any other address, including the business address of the Fund or Adviser, will not be considered to be “in good order.”
Good Order. A purchase or redemption request is considered to be “in good order” when all necessary information is provided, and all required documents are properly completed, signed, and delivered.  Requests must include the following:
•	The account number (if issued) and Fund name;
•	The amount of the transaction, in dollar amount or number of shares;
•	For redemptions (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;
•	Required signature guarantees, if applicable; and

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•
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call (800) 683-8529 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Fund’s “Customer Identification Program” as described below.
Valuing Fund Assets
The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations.  Shares of open-end investment companies (i.e., mutual funds) are valued at their respective NAV.  The Fund generally uses pricing services to determine the market value of securities.
If market quotations for a security are not available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Fair Value Committee, established by the Board of Trustees, will value the Fund’s assets at their fair value according to policies approved by the Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Fair Value Committee may need to price the security using the Fund’s fair value pricing guidelines.  The circumstances under which an underlying fund will use fair value pricing and the methods used are disclosed in the offering documents for the underlying fund, which may include the underlying fund’s prospectus and statement of additional information.
Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. While fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors.  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
How to Purchase Shares
Eligible Investors
Shares of the Fund are only available to clients of the Adviser, Aspiration Fund Adviser, LLC. The Fund intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor and each investor, by purchasing shares, agrees to any such redemption.
Purchasing Shares
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Shares may be purchased only through the Fund’s website, www.aspiration.com.  The minimum initial investment in the Fund is $10 and the minimum subsequent investment is $1. Purchase orders received by the Fund in good order and accompanied by ACH transaction in the full amount of the purchase price before the close of regular trading on the NYSE (normally 4:00 p.m. ET) will be effective at that day’s share price.  Purchase orders received by the Fund after the close of regular trading on the NYSE are processed at the share price determined on the following business day.  You may invest any amount you choose, as often as you wish, subject to the minimum initial and subsequent investments described above.  The Fund reserves the right to waive these minimums.
There is an annual maintenance fee of $15 charges for all IRA accounts.
Online Investor Requirements
The Fund is designed for online investors and requires its shareholders to consent to receive all Fund shareholder information electronically. Shareholder information includes, but is not limited to, prospectuses, shareholder reports, confirmations, Form 1099 tax statements, proxy solicitations, and account statements.
When you become a shareholder of the Fund, you certify that you have access to the Internet and a current email account, you acknowledge that you have the sole responsibility for providing a correct and operational email address, and you agree to notify the Fund immediately if your email address changes.
If you revoke your consent to receive shareholder information electronically, fail to maintain an email account or fail to notify the Fund immediately if your email address changes, the Fund will send communications to you by regular mail.
Customer Identification Program: Important Information about Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  When you open an account, we will ask for your name, residential address, date of birth, government identification number, and other information that will allow us to identify you.  We also may ask to see your driver’s license or other identifying documents.
If your purchase order is not received in good order, there may be a delay in processing your investment request and your assets may be uninvested pending receipt of the required information.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.  If your account is closed at the request of governmental or law enforcement authorities, the Fund may be required by the authorities to withhold the proceeds.
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Fund Direct Purchases
Shares of the Fund may only be purchased by clients of the Adviser. Before investing in the Fund, you should carefully review the Fund’s prospectus together with any materials the Adviser provides you, including any materials that discuss fees associated with the Adviser’s services (such as the Adviser’s firm brochure or advisory agreement with you).  For information about opening an account and purchasing shares of the Fund, please visit www.aspiration.com, available 24 hours a day. Please note that your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise.
Other Purchase Information
The Fund reserves the right to limit the amount of purchases and to refuse to sell to any person.  If your ACH does not clear, you will be responsible for any loss incurred by the Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund.  You also may be prohibited or restricted from making future purchases in the Fund.

How to Redeem Shares
You may redeem all or part of your investment in the Fund on any day on which the NYSE is open for trading, subject to certain restrictions described below.  Redemption requests received by the Fund before the close of regular trading on the NYSE (normally 4:00 p.m. ET) will be effective that day. Redemption requests received by the Fund after the close of regular trading on the NYSE are processed at the NAV determined on the following business day. Shares of the Fund may only be redeemed through www.aspiration.com.
The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed order to sell.  You may receive proceeds from the sale by direct deposit into your bank account and in certain cases, payment may be made in securities of the Fund as described in “Additional Information About Redemptions.”  The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received.  In the event that a direct deposit is impossible or impractical, the redemption check will be sent by mail to the address of record on the designated account.
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The Fund intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor and each investor, by purchasing shares, agrees to any such redemption.
Medallion Signature Guarantee - Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program (STAMP).  SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED.  The Transfer Agent has adopted standards for accepting signature guarantees. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.
If the shares to be redeemed have a value of more than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed.  Transfer of ownership of Fund shares to the Aspiration Foundation of less than $50,000 may be made without the need for a signature guarantee.  If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed.  Call (800) 683-8529 for information on Medallion Signature Guarantee requirements.
Additional Information About Redemptions – The Fund will pay redemption proceeds within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within five (5) business days.  However, when shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days.  The Fund may suspend redemptions or postpone payment of redemption proceeds, if permitted by the 1940 Act; (i) for any period during which the NYSE is closed or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which the Fund’s disposal of its portfolio securities is not reasonably practicable, or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund’s shareholders. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.
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Generally, all redemptions will be for cash. Under normal market conditions, the Fund expects to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments. However, if you redeem shares worth more than the lesser of $250,000 or 1% of the value of the net assets of the Fund during any 90-day period, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash.  If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.
You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.

Minimum Account Balance
Maintaining small accounts is costly for the Fund and may have a negative effect on the Fund’s investment performance. Shareholders are encouraged to keep their accounts above the Fund’s minimum. The Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $10. In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed. The above involuntary redemption constitutes a sale of the Fund’s shares. You should consult your tax adviser concerning the tax consequences of involuntary redemptions.

Distribution of Shares
The Fund has adopted a plan pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended, that allows the Fund to pay for distribution and support services. The Fund is allowed to pay annual 12b-1 expenses of 0.25% under the plan, the Board of Trustees has only authorized the Fund to pay the amount charged by the Distributor and related offerings costs.  Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Market Timing Policy
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“Market Timing” refers to the practice of rapidly buying and selling shares of a mutual fund in order to take advantage of small short-term market fluctuations in the price of the shares of companies in which the Fund invests to the detriment of long-term fund investors.  The Fund is designed to be a long-term investment and excessive trading by one or a few investors will impose costs on the Fund and, indirectly, on other investors.  Therefore, the Board of Trustees has developed policies and procedures under which the Fund will monitor periodically excessive short-termed trading.  If the Fund believes, in its sole discretion, that an investor is engaged in such trading, the Fund may, without prior notice, reject further purchase orders from that investor and disclaim responsibility for any consequent losses.  Alternatively, the Fund may limit the amount, number, or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions.
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Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.  The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.
Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request.  If cash payment is requested, a direct deposit normally will be mailed within five business days after the payable date.
If you elect to receive income dividends and capital gain distributions in cash and the payment is returned and marked as “undeliverable” or is not cashed for six months, your cash election may be changed automatically, and future dividends will be reinvested in the Fund at the NAV determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months may be cancelled and the proceeds reinvested in the Fund at the NAV determined as of the date of cancellation.

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Taxes

Distributions
The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Fund, as well as on gains realized from your redemption of Fund shares.  This discussion is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
The Fund intends to qualify each year as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.
Distributions from the Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Due to the nature of the investment strategies used, distributions by the Fund generally are expected to consist primarily of income dividends and net realized capital gains; however, the nature of the Fund’s distributions could vary in any given year.
The Fund will transmit to each shareholder after the close of the calendar year an Internal Revenue Service Form 1099 setting forth the federal income tax status of distributions made during the year. Income dividends and capital gains distributions also may be subject to state and local taxes.
For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income although certain dividends of net investment income paid to a non-corporate US shareholder may be subject to income tax at the applicable rate for long-term capital gain.
Distributions of net realized capital gains (that is, the excess of the net realized gains from the sale of investments that the Fund owned for more than one year over the net realized losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gains will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund.
Distributions of net realized short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income.  Capital gain to a corporate shareholder is taxed at the same rate as ordinary income.
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If you are a taxable investor and invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce the NAV per share.  Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.  This is commonly known as “buying a dividend.”
Selling Shares
Selling, redeeming or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax.  For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at preferential income tax rates.  Short-term capital gains are taxed at ordinary income tax rates.  You or your tax adviser should track your purchases, tax basis, sales, and any resulting gain or loss.  If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.
The Fund must report cost basis information to the Internal Revenue Service (IRS) on Form 1099-B for any sale of Fund shares (“Covered Shares”). “High Cost First Out” (HIFO) has been selected as the Fund’s default cost basis calculation method. HIFO is a standing order to sell the most expensive shares in the account first. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of HIFO is more appropriate, the shareholder must contact the Fund at the time of or in advance of the redemption of Covered Shares. IRS regulations do not permit the change of a cost basis election on previously executed trades.
Backup Withholding
By law, you may be subject to backup withholding (currently at a rate of 24%) on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (i) this number is correct, (ii) you are not subject to backup withholding, and (iii) you are a US person (including a US resident alien).  You also may be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of your distributions or proceeds.  You should be aware that the Fund may be fined by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided.  In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.
Tax Status for Retirement Plans and Other Tax-Deferred Accounts
When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes.  In general, these plans or accounts are governed by complex tax rules.  You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.
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Medicare Tax
An additional 3.8% Medicare tax may be imposed on distributions you receive from the Fund and gains from selling, redeeming or exchanging your shares.
Non-U.S. Shareholders
Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

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Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance since its commencement. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. The financial data in the table below have been derived from audited financial statements of the Fund included in the Fund’s Annual Report. The information for the fiscal years ended September 30, 2020 and September 30, 2019 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The information for fiscal periods prior to September 30, 2019 was audited by other independent registered public accounting firms. This information should be read in conjunction with the Fund’s latest audited annual financial statements and notes thereto, which are also incorporated by reference into the Statement of Additional Information, copies of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Fund’s Annual Report, copies of which may also be obtained at no charge by calling the Fund at 1-800-683-8529.
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ASPIRATION REDWOOD FUND
Institutional Class Shares
(For a Share Outstanding Throughout Each Year)

		Fiscal Year (or Period) ended September 30,
	2020	2019	2018	2017	2016 (d)
Net asset value per share, Beginning of Period	$12.81	$13.63	$12.82	$10.81	$10.00
Income from Investment Operations
Net investment income	0.15	0.14	0.14	0.13	0.10
Net realized and unrealized gain on investments	1.15	0.06	1.25	2.43	0.71
Total from Investment Operations	1.30	0.20	1.39	2.56	0.81
Less Distributions to Shareholders:
Net investment income	(0.58)	(0.12)	(0.06)	(0.21)	--
Net realized gains	(0.59)	(0.90)	(0.52)	(0.34)	--
Return of capital	(0.03)	--	--	--	--
Total Distributions	(1.20)	(1.02)	(0.58)	(0.55)	--
Net asset value per share, End of Period	$12.91	$12.81	$13.63	$12.82	$10.81
Total return (c)	9.96%	2.95%	11.28%	24.70%	8.10%(b)
Net Assets, End of Period (in thousands)	$100,221	$84,597	$79,130	$37,249	$5,163
Ratios of: Gross Expenses to Average Net Assets	1.28%	1.50%	1.41%	2.65%	9.49% (a)
Net Expenses to Average Net Assets	0.50%	0.50%	0.50%	0.50%	0.50% (a)
Net Investment Income to Average Net Assets	0.78%	1.23%	1.06%	0.83%	1.90% (a)
Portfolio turnover rate	161.38%	135.10%	110.18%	131.83%	120.74%(b)
(a) Annualized.
(b) Not Annualized.
(c) Investors in the Fund are clients of Aspiration Fund Adviser, LLC (the “Advisor”) and may pay the Advisor a fee in the amount they believe is fair from 0% to 2% of the value of their investment in the Fund.  Assuming a maximum advisory fee of 2% is paid by an investor to the Advisor, the Total Return of an investment in the Fund would have been 9.96%, 0.95%, 9.28%, 22.70%, and 6.10% for the periods ended September 30, 2020, 2019, 2018, 2017, and 2016, respectively.
(d) For the fiscal period from November 16, 2015 (Date of Initial Public Investment) through September 30, 2016.
34

ADDITIONAL INFORMATION
Aspiration Redwood Fund
Investment Adviser Aspiration Fund Adviser, LLC 4551 Glencoe Avenue Marina Del Rey, CA 90292
To Learn More

Several additional sources of information are available to you.  The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations.  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual report to shareholders.  The annual report contains management’s discussion of market conditions and investment strategies that significantly affected the Fund’s investment return during its last fiscal year.

Call the Fund at (800) 683-8529 between the hours of 8:30 a.m. and 5:30 p.m. Eastern time on days the Fund is open for business to request free copies of the SAI and the Fund’s annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

You may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act #811-22922

Sub-Adviser Aspiration Redwood Fund UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606
Custodian UMB Bank, N.A. 928 Grand Blvd., 5th Floor Kansas City, MO 64106
Independent Registered Public Accounting Firm Deloitte & Touche LLP 555 West 5th Street Suite 2700 Los Angeles, CA 90013
Fund Counsel Dechert LLP One Bush Street, Suite 1600 San Francisco, CA 94104 Counsel for Independent Trustees Norton Rose Fulbright US LLP 1301 Avenue of the Americas New York, NY 10019
Distributor Capital Investment Group, Inc. 100 E. Six Forks Road Suite 200 Raleigh, NC 27609
For Additional Information, call (800) 683-8529

STATEMENT OF ADDITIONAL INFORMATION

Aspiration Redwood Fund
Ticker Symbol: REDWX

February 1, 2021
as revised March 29, 2021

A series of

Aspiration Funds
4551 Glencoe Avenue
Marina Del Rey, CA 90292
Telephone: (800) 683-8529

This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI is intended to provide additional information regarding the activities and operations of the Aspiration Redwood Fund (the “Fund”).  This SAI should be read in conjunction with the prospectus dated, February 1, 2021, and as amended or supplemented from time to time.  The Fund’s financial statements and accompanying notes that appear in the Fund’s annual and semi-annual reports are incorporated by reference into this SAI. Copies of the Prospectus, annual report, and/or semi-annual report can be obtained at no charge by calling (800)-683-8529 (toll free) or by visiting www.aspiration.com.  The Prospectus is incorporated by reference into this SAI.

TABLE OF CONTENTS
Page
DESCRIPTION OF THE TRUST AND THE FUND	2
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS	2
SHARES OF THE FUND	10
MANAGEMENT OF THE TRUST	11
The Board of Trustees	11
CODE OF ETHICS	15
DISTRIBUTION	15
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	16
INVESTMENT ADVISORY AND OTHER SERVICES	17
The Investment Adviser	17
The Investment Sub-Adviser	18
Fund Services	19
Independent Registered Public Accounting Firm	21
BROKERAGE ALLOCATION AND OTHER PRACTICES	21
DETERMINATION OF SHARE PRICE	21
REDEMPTION IN-KIND	22
TAX CONSEQUENCES	22
PROXY VOTING POLICIES AND PROCEDURES	26
PORTFOLIO HOLDINGS DISCLOSURE POLICY	26
ABANDONED ACCOUNT POLICY	27
PRIVACY NOTICE	29
FINANCIAL STATEMENTS	31
APPENDIX A – PROXY VOTING POLICIES	32

DESCRIPTION OF THE TRUST AND THE FUND

Aspiration Funds (the “Trust”) is an open-end management investment company established as a Delaware statutory trust by an Agreement and Declaration of Trust dated October 16, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (“Trustees,” “Board of Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series.  This Statement of Additional Information (“SAI”) relates to the Aspiration Redwood Fund (the “Fund”), a series of the Trust. The investment adviser to the Fund is Aspiration Fund Adviser, LLC (the “Adviser”).  The Fund is sub-advised by UBS Asset Management (Americas) Inc. (the “Sub-Adviser”).  The Prospectus describes the Fund’s investment objectives and principal investment strategies, as well as the principal investment risks of the Fund.
The Fund is a diversified fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of the shareholders of any other series are in no way affected. In case of any liquidation of a series, the shareholders of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.
Any Trustee of the Trust may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.
For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see “Pricing Your Shares” in the Prospectus and “Determination of Share Price” in this SAI.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Strategies and Risks
The Fund’s principal investment strategies and risks are discussed in the Prospectus. The Fund may invest in other registered investment companies (“Underlying Funds”).  This section contains a more detailed discussion of some of the investments and techniques the Fund, along with the associated risks. Additional non-principal strategies and risks are also discussed here.

General Investment Risks
All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and its risks described in the Prospectus and this SAI.
Equity Securities
Equity securities consist of common stock, securities convertible into common and preferred stock, rights, warrants, income trusts, and MLPs. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Convertible securities are bonds, debentures, notes, preferred stocks that may be converted or exchanged into shares of the underlying common stock at a stated exchange ratio. Income trusts and MLP units are equity investments and may lack diversification as such trusts are primarily invested in oil and gas, pipelines, and other infrastructures whereas MLPs are primarily engaged in the transportation, storage, processing, refining, marketing, exploration, productions, and mining of minerals and natural resources. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of an adviser. As a result, the return of individual securities will fluctuate. The value of individual securities may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits on some individual securities may be realized quickly, it is not expected that most investments will appreciate rapidly.
Fixed Income Securities
Yields on fixed income securities, which include preferred stock (discussed in more detail below), are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the portfolio are paid in full at maturity.
The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.
Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.
The following are some of the risks associated with fixed income debt securities:
Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes, and they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will affect the market value of the debt securities of that issuer. Moreover, fixed income securities may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers to make principal or interest payments, as compared to issuers of more highly rated securities.
Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.
Legal Risk.  An issuer’s ability to pay on a debt obligation may be adversely affected by the application of law. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.
Prepayment Risk. Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility the Fund. At times, some of the mortgage-backed securities in which the Underlying Funds may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.
REITs
Investing in REITs exposes the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages, in leases, or in some combination of the foregoing. Operating REITs require specialized management skills and the Fund may bear REIT management expenses. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific requirements of the Internal Revenue Code in order to qualify for the tax-free pass through of income.
Options
The Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Fund may write put and call options on securities only if they are “covered,” and such options must remain “covered” as long as the Fund is obligated as a writer. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund’s custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. A call option is “covered” if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if such cash is segregated) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund maintains appropriate liquid securities with a value equal to the strike price or holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if appropriate liquid assets representing the difference are segregated by the Fund. A put option is “covered” if the Fund maintains appropriate liquid securities with a value equal to the exercise price or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. In October 2020, the SEC adopted a final rule related to the use of derivatives, including options, by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the fund’s asset segregation and cover practices discussed herein. For additional information regarding these changes, please see “Other Derivatives” below.
There are numerous risks associated with transactions in options. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.
A decision as to whether, when, and how to write call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.
Because the exercise of index options is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by the Fund is exercised or closed out, the Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

Other Derivatives
The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal, and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. Certain investment strategies of the Fund described above may be deemed to involve the issuance or sale of a senior security by the Fund which require the Fund to enter into offsetting transactions or to segregate assets in amounts that would cover its potential liabilities consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  The Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operation. Accordingly, the Fund is not currently subject to registration or regulation as a commodity pool operator.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. The final rule requires registered investment companies to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the investment company qualifies as a “limited derivatives user,” as defined in the final rule. Under the final rule, when an investment company trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the investment company’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether an investment company is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding use of securities lending collateral that may limit the funds’ securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.
Preferred Stock

Preferred stocks, like some debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issue. Preferred stocks lack voting rights and the adviser may incorrectly analyze the security, resulting in a loss to the Fund.

Rights
Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.
Initial Public Offerings (“IPOs”)
The Fund may purchase shares issued as part of, or a short period after, a company’s IPO, and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes the Fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.
Political, Social, and Economic Uncertainty Risk.
Social, political, economic, and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments, and other systems, including the financial markets, to which the Fund, and the issuers in which the it invests, are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region, or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.
Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

  For example, in early 2020, a novel coronavirus (SARS-CoV-2) and related respiratory disease (COVID-19) spread rapidly across the world, including to the United States. The coronavirus outbreak has resulted in, among other consequences, the closing of borders, the imposition of travel restrictions, enhanced health screenings, the need for accelerated acute healthcare service preparation and delivery, disruptions and delays in healthcare services, quarantines and “shelter at home” orders, restrictions on gatherings of people, event and service cancellations, business closures, disruptions to supply chains and customer activity, lower consumer demand, as well as general heightened uncertainty. This outbreak has led and is likely to continue to lead to disruptions in the worldwide economy, particularly with respect to economies of nations where the novel coronavirus has arisen and also the global markets. This outbreak and any future outbreaks could have a further adverse impact on the global economy in general. As of the date of this SAI, it is impossible to determine the scope of this outbreak, or any future outbreaks, or its full potential impact on the Fund and the issuers in which it invests. Moreover, reasonable expectations about any of the risks to which the Fund is subject could prove inaccurate.
Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which it invests. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type and the Fund will be negatively impacted if the value of its portfolio holdings decrease as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause the Fund to suffer a loss of any or all of its investments or interest thereon. The Fund will also be negatively affected if the operations and effectiveness of the Adviser, its affiliates, the issuers in which the Fund invests or its key service providers are compromised or if necessary or beneficial systems and processes are disrupted.
Temporary Defensive Position
From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.
Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Board with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As used in the Prospectus and the SAI, the term “majority” of the outstanding voting securities of the Fund means the lesser of: (1) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund. Other investment practices, which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).
1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and reverse repurchase commitments of the Fund.
2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.
4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of its assets in real estate (including real estate investment trusts).
5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of its assets in commodities.
6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing or holding non-publicly offered debt instruments in accordance with its investment objectives and policies. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
7. Concentration. The Fund will invest no more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the US government, its agencies and instrumentalities or repurchase agreements with respect thereto.
With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within 90 days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.
Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental.
1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental investment limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.
2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.
3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

Shares of the Fund

The Fund offers one class of shares. See “Fees and Expenses” in the Fund’s “ Summary” in the Prospectus.
The Fund has adopted distribution and service plans allowed under Rule 12b-1 under the 1940 Act (“Shareholder Services Plan”) that authorize the Fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.  Under the Shareholder Services Plans, the service providers may be entitled to receive aggregate fees for shareholder services not exceeding 25 basis points (0.25%) of the Fund’s average daily net assets in return for providing a broad range of shareholder services. Although the Shareholder Services Plan allows the Fund to pay 0.25% of the Fund’s average daily net assets, the Board of Trustees has only authorized the Fund to pay the amount charged by the Distributor (as defined below) and related offering costs.
For the last three fiscal years, the Fund was paid the following amounts under the Plan:
Fiscal Year Ended September 30	Aspiration Redwood Fund
2020	$169,767
2019	$198,572
2018	$154,449

The following chart describes the dollar amount and the manner in which amounts accrued by the Fund under the Plan were spent during the past fiscal year.
Aspiration Redwood Fund
Advertising	$473,277.73
Printing and Mailing of Prospectuses to Other than Current Shareholders	$0
Compensation to Underwriters	$5,000.00
Compensation to Broker-Dealers	$145.81
Compensation to Sales Personnel	$0
Interest, Carrying, or Other Financing Charges	$0
Other	$0

Online Investor Requirements
The Fund is designed for online investors and requires its shareholders to consent to receive all Fund shareholder information electronically. Shareholder information includes, but is not limited to, prospectuses, shareholder reports, confirmations, Form 1099 tax statements, proxy solicitations and account statements.   Electronic delivery helps the Fund reduce its operating expenses and increase returns to investors.
When you become a Fund shareholder, you certify that you have access to the Internet and a current email account, you acknowledge that you have the sole responsibility for providing a correct and operational email address, and you agree to notify the Fund immediately if your email address changes. If you revoke your consent to receive shareholder information electronically, fail to maintain an email account or fail to notify the Fund immediately if your email address changes, the Fund will send communications to you by regular mail.

How to Purchase Shares
Shares of the Fund may only be purchased by clients of the Adviser. For information about opening an account and purchasing shares of the Fund, please visit www.aspiration.com, available 24 hours a day. Please note that your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise.
How to Redeem Shares
You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below.  Redemption requests received by the Fund before the close of regular trading on the NYSE (normally 4:00 p.m. ET) will be effective that day.  Redemption requests received by the Fund after the close of regular trading on the NYSE are processed at the NAV determined on the following business day.  Shares of the Fund may only be redeemed through www.aspiration.com.
Additional Purchase and Redemption Information
Generally, all purchases must be made in cash. However, the Fund reserves the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Board of Trustees. If payment is made in securities, the Fund will value the securities in the same manner in which it computes its NAV. Generally, all redemptions will be for cash. However, if you redeem shares worth more than the lesser of $250,000 or 1% of the value of the nest assets of the Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash in accordance with procedures approved by the Fund’s Board of Trustees. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.
The Fund may suspend the right of redemptions or postpone payment of redemption proceeds, if permitted by the 1940 Act: (i) for any period during which the NYSE is closed or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which the Fund’s disposal of its portfolio securities is not reasonably practicable, or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund’s shareholders.

MANAGEMENT OF THE TRUST

The Board of Trustees
The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Board met six (6) times during the fiscal year ended September 30, 2020.
Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Chuck Daggs (1947) 116 South Franklin Street Rocky Mount, NC 27804	Independent Trustee	Since 06/2018	Trustee, University of Maryland (January 2014 – Present); Chairman of the Board for Kipp Bay Area School (January 2000 – Present); Executive Vice President (Wealth Management) at Wells Fargo (1998 – 2015).	1	Trustee, University of Maryland; Chairman of the Board, Kipp Bay Area Schools.

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Coby A. King (1960) 116 South Franklin Street Rocky Mount, NC 27804	Chairman and Independent Trustee	Since 01/2016	President and Chief Executive Officer of High Point Strategies, LLC (Public Affairs Consulting) since 2013.	1	None
David L. Kingsdale (1963) 116 South Franklin Street Rocky Mount, NC 27804	Independent Trustee	Since 10/2014	Chief Executive Officer of Millennium Dance Media, LLC since 2010; Owner of DLK, Inc. (media consulting agency) since 2005.	1	The Giving Back Fund (nonprofit sector); Prime Access Capital (financial services).
Interested Trustee*
Andrei Cherny (1975) 116 South Franklin Street Rocky Mount, NC 27804	Interested Trustee, Principal Executive Officer and President	Trustee Since 08/2017; President Since 2/2014	Chief Executive Officer of Aspiration Partners, LLC since 2013.	1	Board Member and President for Democracy: a Journal of Ideas (public sector).
Alexandra Horigan (1983) 116 South Franklin Street Rocky Mount, NC 27804	Interested Trustee	Since 08/2017	Vice President of Strategic Initiatives of Aspiration Partners, Inc. since 2018; Vice President of Operations of Aspiration Partners, Inc. (2012-2018).	1	None
*Basis of Interestedness. Mr. Cherny and Ms. Horigan are each an Interested Trustee because each is an Officer of Aspiration Fund Advisers, LLC, the investment adviser to the Fund.

Name and Date of Birth	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Douglas Tyre (1975) 116 South Franklin Street Rocky Mount, NC 27804	Chief Compliance Officer	Since 12/2020
Compliance Director, Cipperman Compliance Services, LLC (07/2019 – Present). Assistant Compliance Director, Cipperman Compliance Services, LLC (2018 – 2019). Manager, Cipperman Compliane Services, LLC (2014 – 2014)

Mike Shuckerow (1971) 116 South Franklin Street Rocky Mount, NC 27804	Treasurer, Principal Accounting Officer, and Principal Financial Officer	Since 12/2020
Chief Legal Officer, Aspiration Partners, Inc. (2019 – present); Chief Executive Officer, Aspiration Financial, LLC ( 2019 – present); Board Advisor, Vestwell (2016 – present); Head of Legal and Compliance, Vestwell (2016 – 2018); Specialty Regulatory Counsel to CEO, Arectec/Cetera  (2014 – 2016).

Tracie A. Coop (1976) 116 South Franklin Street Rocky Mount, NC 27804	Secretary	Since 12/2019	General Counsel, The Nottingham Company (2019 – present); Vice President and Managing Counsel, State Street Bank and Trust Company (2015 – 2019).

The table below sets forth, as of December 31, 2020, the dollar range of equity securities beneficially owned by each Trustee in the Fund, and the aggregate dollar range of equity securities in the Fund complex.

A = None; B = $1-$10,000; C= $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds within the Trust Overseen by Trustee
Independent Trustees
Coby King	C	C
David Kingsdale	A	A
Charles Daggs	A	A
Interested Trustees
Andrei Cherny	E	E
Alexandra Horigan	A	A

Trustee Compensation
Trustees who are deemed “interested persons” of the Trust receive no compensation from the Fund. Independent Trustees each receive $21,000 per year, and the Chairman of the Board’s Audit Committee also receives an additional $5,250 per year. The Trust has no retirement or pension plans. During the fiscal year ended September 30, 2020, the Trustees received the amounts set forth in the following table for services to the Fund and the Fund Complex.
Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex(1)
Independent Trustees
Charles Daggs	$15,750	$21,000.00
Coby King	$19,687.50	$26,125
David Kingsdale	$15,750	$21,000
Interested Trustees
Andrei Cherny	$0	$0
Alexandra Horigan	$0	$0
(1) These amounts reflect compensation received from the Fund and the Aspiration Flagship Fund, which liquidated on March 5, 2020.

Leadership Structure and Board of Trustees

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust.  There are five Trustees, three of whom are considered not to be “interested persons” (as that term is defined in the 1940 Act) of the Fund, the Adviser or the Fund’s Sub-Adviser (“Independent Trustees”) in accordance with rules adopted by the SEC. The Chairman of the Board of Trustees is Coby King, who is an Independent Trustee. The Board has adopted Fund Governance Guidelines to provide guidance for effective leadership. The guidance sets forth criteria for Board membership, trustee orientation and continuing education and annual trustee evaluations. The Board reviews quarterly reports from the Investment Adviser and Sub-Adviser providing management services to the Fund, as well as quarterly reports from the Trust’s Chief Compliance Officer (“CCO”) and other service providers. This process allows the Board to effectively evaluate issues that impact the Trust as a whole as well as issues that are unique to the Fund. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Trustees to effectively fulfill their fiduciary and oversight obligations.

The Board reviews its structure and the structure of its committees annually. The Trustees have delegated day to day operations to various service providers whose activities they oversee. The Trustees have also engaged legal counsel that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the CCO at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure. The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee.
All of the Independent Trustees are members of the Audit Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, CCO and legal counsel, stay fully informed regarding management decisions. The Audit Committee will hold at least one regularly scheduled meeting each fiscal year. The Audit Committee met three (3) times during the fiscal year ended September 30, 2020.
The Nominating and Governance Committee nominates candidates for election to the Board of Trustees, makes nominations for membership on all committees and reviews committee assignments at least annually. The Committee also reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee makes recommendations for any such action to the full Board. The Committee also considers candidates for trustees nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation. The Committee holds at least one regularly scheduled meeting each fiscal year. All of the Independent Trustees are members of the Committee. The Nominating and Governance Committee met one (1) time during the fiscal year ended September 30, 2020.
Board Oversight of Risk
The Fund is subject to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Fund resides with the Adviser, the Sub-Adviser or other service providers, subject to supervision by the Adviser. The Audit Committee and the Board oversee efforts by management and service providers to manage the risk to which the Fund may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment risk. The Board meets with the CCO and receives regular reports regarding compliance and regulatory risks. The Audit Committee meets with the Trust’s Treasurer and receives regular reports regarding fund operations and risks related to the valuation, liquidity, and overall financial reporting of the Fund. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Fund is exposed, enabling a dialogue about how management and service providers mitigate those risks.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Fund, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Fund.

Trustee Attributes
The Board believes each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Fund. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Below is additional information concerning each particular Trustee and their attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or develop solutions.
Coby King has more than 30 years of experience in law, public affairs, public relations, politics, and strategic communications.  His clients include manufacturers, municipalities, and not-for-profit organizations.  He serves and has served on numerous government and non-profit boards as diverse as business advocacy organizations and the Sierra Club.  Coby brings a strong knowledge of marketing, government, and long-term strategy to Aspiration.
David Kingsdale has more than 25 years of experience as an entrepreneur and investor.  He has built numerous successful companies and worked in the hedge fund industry.  Mr. Kingsdale has been an active board member of both for-profit and non-profit enterprises.  He combines a large-scale vision with a strong strategic understanding of managing growing enterprises.
Charles Daggs has nearly 45 years of experience in the financial services industry. During this period, he served as a financial advisor, branch manager, regional manager, and chief executive officer of several New York Stock Exchange member firms before joining Wells Fargo in 1997 as an executive vice president and senior managing director for the wealth management group. As Executive Vice President of Wells Fargo Investments, and later as head of Wells Fargo Investments’ nationwide network of 40 wealth regional offices, he was responsible for the growth of private banking, investment management and trust, and brokerage. Mr. Daggs was instrumental in developing and implementing a team based, planning driven, full balance sheet strategy that drove annual revenue growth of 15% and assets under management growth of 10%, resulting in $350 billion in investment assets under management. Mr. Daggs currently serves as a board chairman for KIPP Bay Area Public Schools, a charter school serving over 5,000 students in underserved communities throughout the Bay Area, and as trustee for the University of Maryland Foundation Board, where he serves on the Investment Policy Committee and the Capital Campaign Committee.
Andrei Cherny has spent nearly twenty years working to make the financial system more open and fair. He combines a background as an advisor to some of America's top companies, the co-founder and president of a media startup, a financial fraud prosecutor, a historian, a White House aide, a Navy reserve officer, and a nationally-recognized economic policy expert.
Alexandra Horigan has extensive financial services experience, both in retail and electronic brokerages. She has held primary responsibility for the Adviser’s operations.

CODE OF ETHICS

The Trust, the Adviser, the Sub-Adviser, and the principal underwriter have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the 1940 Act. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. Shareholders may obtain a copy of each Code from the SEC’s EDGAR website, available at http://www.sec.gov, or by calling the Fund at (800) 683-8529.
DISTRIBUTION

Financial Intermediaries
The Fund may enter into agreements with financial intermediaries under which the Fund pays the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping. Payments made pursuant to such agreements generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, shareholder servicing fees that a financial intermediary may be receiving under an agreement with Capital Investment Group, Inc. (“Distributor”). The Adviser may pay a portion of the fees for networking, sub-transfer agency, and/or omnibus accounting at its own expense and out of its legitimate profits.

Payment of Additional Cash Compensation

On occasion, the Adviser may make payments out of its resources and profits to financial intermediaries as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges and payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of the Fund, the amount the Fund will receive as proceeds from such sales, or the amount of other expenses paid by the Fund.  Additional cash compensation payments may be used to pay financial intermediaries for: (1) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (2) program support, such as expenses related to including the Fund in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (3) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (4) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Fund and shareholder financial planning needs; (5) providing shareholder and administrative services; and (6) providing other distribution-related or asset retention services. Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.
In addition to member firms of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Adviser and Distributor also reserve the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Fund and its shareholders, such as banks, insurance companies, and plan administrators. These firms may include affiliates of the Adviser. The Adviser, the Distributor, and their affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons
Shareholders owning more than 25% of the shares of a Fund are considered to “control” that Fund as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Investment Advisory Agreement with the Adviser.
Management and Beneficial Ownership
As of December 31, 2020, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the outstanding shares of the Fund. As of December 31, 2020, to the Trust’s knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Fund. To the extent that any listed shareholder beneficially owns more than 25% of the fund, it may be deemed to “control” the Fund within the meaning of the 1940 Act and may be able to affect the outcome of certain matters presented for a vote of shareholders.

Name and Address of Owner	Percentage of Ownership
None.

Investment Advisory and Other Services

The Investment Adviser
Aspiration Fund Adviser, LLC serves as the investment adviser to the Fund. The Adviser’s principal place of business is 4551 Glencoe Avenue, Marina Del Rey, CA 90292.  The Adviser was formed for the purpose of advising the Fund, and as of September 30, 2020, had approximately $100.2 million in assets under management. Under the terms of the Trust’s investment advisory agreement with the Adviser (“Investment Advisory Agreement”), the Adviser is subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.
The Fund pays no fees to the Adviser as compensation for management services.  Only clients of the Adviser may invest in the Fund.  These advisory clients must establish an advisory relationship and open an individual advisory account with the Adviser before investing in the Fund.  The Adviser does not impose a set fee to manage individual advisory accounts.  Instead, advisory clients can pay the Adviser a fee in the amount they believe is fair, ranging from 0% to 2% of the value of the account. In addition, the Adviser donates a portion of its fees to charity in an amount equal to 10% of its earnings after deducting the sub-advisory fee paid to the Sub-Adviser.
The Investment Advisory Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by vote of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by vote of a majority of the Trustees who are neither parties to the agreement nor interested persons, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, on 60 days written notice, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. In the event of its assignment, the Agreement will terminate automatically.
The Adviser ensures compliance with the Fund’s investment policies and guidelines but has delegated day-to-day investment decisions for the Fund to the Sub-Adviser.
Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Adviser has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than brokerage fees and commission, acquired funds fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs, taxes, or extraordinary expenses, such as litigation and indemnification expenses) are limited to 0.50% of the average daily net assets of the Fund for the period ending January 31, 2022.  The Expense Limitation Agreement can only be terminated prior to that date by a majority of the Fund’s Board of Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, or a majority vote of the outstanding voting securities of the Trust. It is expected that the Expense Limitation will automatically renew upon the effective date of the Fund’s annual update to its registration statement. Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within three years following the date on which the waiver or reimbursement occurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the waiver and/or reimbursement.

The Investment Sub-Adviser
The Adviser has engaged UBS Asset Management (Americas) Inc. to serve as Sub-Adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser.  The Sub-Adviser’s principal place of business is One North Wacker Drive, Chicago, IL 60606.  Subject to the authority of the Board of Trustees and oversight by the Adviser, the Sub-Adviser is responsible for management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The Sub-Adviser is entitled to receive an annual sub-advisory fee, paid by the Adviser – not the Fund – for advisory services provided to the Fund, according to a formula.   In addition, the Sub-Adviser donates a portion of its fees to charity. The Sub-Adviser donates 10% of its fees after receiving its fee from the Adviser.  For the fiscal years ended September 30, 2020, September 30, 2019, and September 30, 2018, , the aggregate fees paid by the Adviser to the Sub-Adviser in total were $225,516, $229,174, and $156,180, respectively. This amount was 0.25%, 0.27%, and 0.25%, respectively, of the Fund’s average daily net assets.

Portfolio Manager Holdings
The table below shows the amount of the Fund’s equity securities beneficially owned by the portfolio manager as of September 30, 2020 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Joseph Elegante	A
Adam Jokich	A

Other Portfolio Manager Information
The portfolio manager also is responsible for managing other account portfolios in addition to the Fund.  A portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the Fund and other accounts presents a variety of potential conflicts of interests. For example, the portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio. In some cases, another account managed by the same portfolio manager may compensate the Adviser or Sub-Adviser based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for the Adviser or Sub-Adviser to favor higher fee-paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities.  Another potential conflict could arise in instances in which securities considered as investments for the Fund are also appropriate investments for other investment accounts managed by the Adviser or Sub-Adviser.
Investors in the Fund must be clients of the Adviser, and the Adviser’s advice is limited to advising such clients to invest in the Fund. Because the investment strategy for the Fund and client investment strategies are identical, and because the Fund is the only other client of the Adviser, the Adviser does not believe that material conflicts of interest exist between the investment strategy of the Fund and the strategies of other accounts managed by the portfolio manager.

The Sub-Adviser does manage other accounts and investment vehicles. However, the Sub-Adviser has adopted policies and procedures that seek to mitigate conflicts and to ensure that all clients are treated fairly and equally.  Investment decisions for the Fund are made by the Sub-Adviser with a view to achieving its investment objective.  Some securities considered for investment by the Fund may also be appropriate for other clients served by the Sub-Adviser. Investment decisions are a product of many factors. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Sub-Adviser. The Sub-Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Client trades are typically aggregated under its trading procedures for similar types of accounts – i.e. those with full discretion, directed brokerage clients, directed investment policy and/or restrictions, and funds with daily cash flow differences (usually mutual funds with daily inflows or outflows such as the Fund). These similar accounts will participate in bunched trades with the price averaged among the accounts. Execution among the different types of accounts rotates on an ongoing basis so that over time each type of account executes first, and then second, and then third, and so forth, so that all accounts ultimately receive equal trading treatment.  A particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.
The following tables indicate the number of accounts and asset under management (in millions) for each type of account for the portfolio manager as of September 30, 2020.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Joseph Elegante	4	$341.06M	22	$5,869.10M	3706	$8,367.26M
Adam Jokich	1	$26.78M	6	$1,328.80M	106	$1,400.51M
Accounts with Performance-Based Advisory Fee
Joseph Elegante	0	$0	0	$0	0	$0
Adam Jokich

Portfolio Manager Compensation
The Sub-Adviser compensates the portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a fixed salary and a discretionary annual bonus.  The annual bonus is not based on the investment performance of the Fund’s portfolio. Instead, the annual bonus is based on an overall review and assessment of the portfolio managers’ job performance.
Fund Services
Administrator and Accounting Services
The Nottingham Company, 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069 serves as the administrator and Fund accounting agent (Administrator) for the Fund.
Nottingham Shareholder Services, LLC (“Transfer Agent”), a North Carolina limited liability company, serves as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. The fees and certain expenses of the Transfer Agent, Custodian, Fund Accounting Agent and Administrator are paid by the Fund.

The following chart shows the total dollar amounts that the Fund paid to the Administrator for the last three fiscal years:
Fund	2020	2019	2018
Aspiration Redwood Fund	$97,619	$114,568	$64,957

Compliance Services Administrator
The Trust has entered into a compliance services arrangement with Cipperman Compliance Services, LLC, located at 500 East Swedesford Road, Suite 104, Wayne, Pennsylvania, 19087. The Trust’s Chief Compliance Officer will prepare and update the Trust’s compliance manual and monitor and test compliance with the policies and procedures under the Trust’s compliance manual.
Distributor
Capital Investment Group, Inc., located at 100 E. Six Forks Road, Suite 200, Raleigh, North Carolina 27609 (the “Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, and its officers have no role in determining the Fund’s investment policies or which securities to buy or sell. The Distributor may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. The Trust in its discretion also may issue shares of the Fund otherwise than through Distributor in connection with: (i) the payment or reinvestment of dividends or distributions; (ii) any merger or consolidation of the Trust or the Fund with any other investment company or trust or any personal holding company, or the acquisition of the assets of any such entity or another series of the Trust; (iii) any offer of exchange authorized by the Board of the Trustees; (iv) any sales of shares to Trustees and officers of the Trust or to Distributor or such other persons identified in the Prospectus; or (v) the issuance of such shares to a unit investment trust if such unit investment trust has elected to use shares as an underlying investment.
The Board of Trustees has appointed Aspiration Financial LLC to replace Capital Investment Group, Inc. as the Fund’s principal underwriter and distributor. Capital Investment Group, Inc. is expected to continue serving as the Fund’s principal underwriter and distributor until such time as the officers of the Trust provide Capital Investment Group, Inc. with appropriate termination notice.
The Distributor received the following commissions and other compensation from the Fund during the fiscal year ended September 30, 2020:
Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
$0	$0	$0	$5,000

Custodian
UMB Bank, N.A. (“Custodian”) serves as the Fund’s custodian.  The Custodian acts as the Trust’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Trust’s request and maintains records in connection with its duties.

Securities Lending
            The Fund did not engage in securities lending during the fiscal year ended September 30, 2020.

Independent Registered Public Accounting Firm
The firm of Deloitte & Touche LLP, located at 555 West 5th Street, Suite 2700, Los Angeles, California 90013, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2021, in accordance with the requirements of the 1940 Act and the rules thereunder.  Deloitte & Touche LLP will perform an annual audit of the Fund’s financial statements and provides financial, tax and other attest services as requested.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board, the Sub-Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.
All decisions concerning the purchase and sale of securities and the allocation of brokerage commissions on behalf of the Fund are made by the Sub-Adviser. In selecting broker-dealers to use for such transactions, the Sub-Adviser will seek to achieve the best overall result for the Fund taking into consideration a range of factors that include not just price, but also the broker’s reliability, reputation in the industry, financial standing, infrastructure, research and execution services and ability to accommodate special transaction needs. The Sub-Adviser will use knowledge of the Fund’s circumstances and requirements to determine the factors that the Sub-Adviser takes into account for the purpose of providing the Fund with “best execution.” In selecting qualified broker-dealers to execute brokerage transactions, the Sub-Adviser may consider broker-dealers who provide or procure for the Sub-Adviser brokerage or research services or products within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended. Such services and products may include fundamental research reports and technical and portfolio analyses. Certain of the brokerage and research services received may benefit some or all of the Sub-Adviser’s clients and accounts under the management of the Sub-Adviser and may not benefit directly the Fund. Broker-dealers who provide such services may receive a commission which is in excess of the amount of the commission another broker-dealer may have charged if in the judgment of the Sub-Adviser the higher commission is reasonable in relation to the value of the brokerage and research services rendered. All commissions paid, regardless of whether the executing broker-dealer provides research services, will generally be within a competitive range for full service brokers.
The following shows the aggregate amount of brokerage commissions paid by the Fund during its three most recent fiscal years, as applicable.
Fund	2020	2019	2018
Aspiration Redwood Fund	$90,723	$94,049	$47,683

The increase in brokerage commissions from fiscal year 2018 to fiscal year 2019 was primarily due to the increase in trading volume and use of multiple brokers.
DETERMINATION OF SHARE PRICE

The price of the shares is based on the Fund’s net asset value per share (“NAV”).  The NAV is determined at the close of regular trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (“ET”) on each day that the NYSE is open for trading. The Fund will not price its shares on the following holidays: New Years’ Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For a description of the methods used to determine the NAV, see “Calculating the Fund’s NAV” in the Prospectus.

Shares of open-end investment companies (i.e., mutual funds) are valued at their respective NAV.
Equity securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when it is determined that such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last available quotation. When (i) market quotations are not readily available, (ii) the market quotation or the price provided by the pricing service does not accurately reflect the current market value, (iii) restricted or illiquid securities are being valued, or (iv) an event occurs after the close of trading (but prior to the time the Fund’s NAV is calculated) that materially affects fair value, securities are valued as determined in good faith by the, Fair Value Committee established by the Board of Trustees in conformity with policies adopted by and subject to review of the Board of Trustees. The circumstances under which an Underlying Fund will use fair value pricing and the methods used are disclosed in the offering documents for the Underlying Fund, which may include the Underlying Fund’s prospectus and SAI.
Fixed income securities, including short-term investments with maturities of less than 61 days when acquired, are normally valued on the basis of prices obtained from independent third-party pricing services approved by the Board of Trustees, which are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities  and developments related to specific securities.  If the Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fair Value Committee, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in the Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).
The Fund intends to qualify each year as a regulated investment companies under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on net investment income or net realized capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.

The Fund intends to distribute substantially all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net realized capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Net realized capital gain for a fiscal year is computed by taking into account any capital loss carry-forward of the Fund.
To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify their holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which a Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.
If the Fund fails to qualify as a regulated investment company under Subchapter M of the Code in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.
As a regulated investment company, the Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and net realized capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing an amount at least equal to the sum of 98% of the Fund’s ordinary income for the calendar year (taking into account certain deferrals and elections) and 98.2% of its net realized capital gain (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.
The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are invested in IRAs or other qualified retirement plans are exempt from income taxation under the Code.
Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term realized capital loss) generally are taxable to shareholders as ordinary income. However, distributions by the Fund to a non-corporate shareholder may be subject to income tax at the shareholder’s applicable tax rate for long-term capital gain, to the extent that the Fund receives qualified dividend income on the securities it holds, the Fund properly designates the distribution as qualified dividend income, and the Fund and the non-corporate shareholder receive the distribution meets certain holding period and other requirements. Distributions of net realized capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum income tax rate of 20%. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.
Distributions of taxable net investment income and net realized capital gain will be taxable as described above, whether received in additional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

The Fund’s investment, if any, in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause the Fund to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For a Fund to obtain cash to enable the Fund to distribute any such income or gain, to maintain its qualification as a regulated investment company and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.
Investments in lower-rated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities. Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by the Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.
Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder’s Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.
The Fund will not be able to offset gains realized by one Underlying Fund against losses realized by another Underlying Fund in which the Fund invests. Redemptions of shares in an Underlying Fund could also result in a gain and/or income to the Fund. The Fund’s investment in Underlying Funds could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.
Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs (“Qualifying REIT Dividends”) and certain taxable income from publicly traded partnerships (“MLP Income”).  Applicable Treasury regulations permit a regulated investment company to pass through to its shareholders Qualifying REIT Dividends eligible for the 20% deduction. However, the Treasury regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders MLP Income that would be eligible for such deduction. It is uncertain whether future legislation or other guidance will enable a regulated investment company to pass through the special character of MLP Income to the regulated investment company’s shareholders.
Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption of the shares of a regulated investment company may be subject to withholding of federal income tax (currently, at a rate of 24%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

An additional 3.8% Medicare tax generally is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Shareholders should consult their tax advisors about the application of federal, state, local and foreign tax law in light of their particular situation. Should additional series, or funds, be created by the Trustees, all funds would be treated as a separate tax entity for federal tax purposes.
Dividends the Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if reported by the Fund in writing to its shareholders, will be exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments.  “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.  Depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for the exemption from withholding tax, and a portion of the Fund’s distributions (e.g., interest and dividends from non-U.S. sources or any foreign currency gains) would be ineligible for such exemption.
Any capital gain realized by a foreign shareholder upon a sale or redemption of shares of the Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.
Foreign shareholders who fail to furnish the Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 24% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, foreign shareholders of the Fund may be subject to U.S. estate tax with respect to their Fund shares.
Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on income dividends paid by the Fund.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.
The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of the Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and an investment in the Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser, subject to the general oversight of the Board. Pursuant to the Sub-Investment Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser delegated proxy voting responsibility to the Sub-Adviser.  The Sub-Adviser has adopted written proxy voting policies and procedures (“Proxy Policies”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations. The Proxy Policies have been approved by the Board of Trustees. The Proxy Policies are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Fund and its shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of the Fund and the Sub-Adviser’s interests will be resolved in the Fund’s favor pursuant to the Proxy Policy. The Sub-Adviser’s proxy voting policies and procedures are attached as Appendix A.
MORE INFORMATION. Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Nottingham Company, 116 South Franklin Street, P.O. Box 69, Rocky Mount, NC 27802, or by calling the Trust at (800) 683-8529. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust at (800) 683-8529 or visiting www.aspiration.com and on the SEC’s website at http://www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund will not disclose (or authorize its Custodian, Administrator, or Distributor to disclose) portfolio holdings information to any person or entity except as follows:
•
To persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Trust’s Board of Trustees;

•	In connection with periodic reports that are available to shareholders and the public;
•	To mutual fund rating or statistical agencies or persons performing similar functions;
•	Pursuant to a regulatory request or as otherwise required by law;
•	To persons approved in writing by the CCO; or
•
On the Fund’s website at www.aspiration.com.  A complete listing of the Fund’s Portfolio Securities may be posted on the Fund’s website on a periodic basis. Holdings will be posted with an “as-of date.”

The Fund will disclose portfolio holdings quarterly, in the annual and semi-annual Reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period. Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Sub-Adviser, Administrator, and Custodian and on an as-needed basis to other third-parties providing services to the Fund. The Sub-Adviser, Administrator, and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund will disclose portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, typesetting and EDGARizing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Sub-Adviser, the Transfer Agent, the Fund Accounting Agent, and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the CCO. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Sub-Adviser, or any affiliated person of the Fund or the Sub-Adviser. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Sub-Adviser, and any affiliated persons of the Sub-Adviser, is prohibited from receiving compensation or other consideration, for itself or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The CCO monitors compliance with these procedures and reviews their effectiveness on an annual basis.
Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s Sub-Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holdings and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

ABANDONED ACCOUNT POLICY

It is important to understand that your Fund accounts may be considered abandoned property under certain circumstances. When you became a Fund shareholder, you certified that you have access to the Internet and a current e-mail account, you acknowledged that you have sole responsibility for providing a correct and operational e-mail address, and you agreed to notify the Fund immediately if your e-mail address changes. If the Fund is not able to contact you through your e-mail address or physical mailing address for an extended period of time, your account may be considered to be abandoned and turned over to the state of your last known residence.
All states have laws governing the disposition of abandoned property.  Escheatment is the process of turning over to a state property that is considered abandoned or unclaimed under state law.  Financial institutions, including mutual funds, are required to report personal property that has been abandoned and then turn that property over to the state.
Your account may be considered abandoned if certain criteria are met, such as e-mail sent to your e-mail address goes unanswered for an extended period of time, mail sent to your physical address is returned undeliverable, or in some circumstances, a lack of account activity for an extended period of time.  Once a fund account has been identified as meeting the requirements for abandoned property, it must be turned over to the state in a process known as escheatment. Generally, abandoned property must be turned over to the state of the shareholder’s last known residence.  It is important to note that once the funds are escheated to the state, it is up to the account owner to work with his/her state’s division of unclaimed property to reclaim those assets.

Before Aspiration turns any assets over to a state, we will make a diligent effort to locate and contact the account owner. Both Aspiration and the Fund’s Transfer Agent will attempt to contact the account owner through outreach letters and phone calls.  If you receive such a letter, please respond either in writing, as directed in the letter, or visit Aspiration’s website and log in to your account. Please note that during this outreach process, you will not be asked to furnish your account information, and that these letters/calls are not attempts to sell you anything.
The best way to ensure that your account is not deemed lost or abandoned is by contacting us once a year.  This can be accomplished through one of several different means:
•	Log into your account at Aspiration.com and view your account holdings. Please note, simply visiting Aspiration.com without logging in will not keep your account active.
•
Call one of Aspiration’s customer service representatives at 1-800-683-8529 on any business day.  Simply tell the customer service representative that you would like to check the balance of your account, and the representative will walk you through this process.

•	Notify us promptly of any change in name, address and e-mail address.
•	Cash all dividend and redemption checks you receive.
•	If you receive a notice from Aspiration or one of our business partners attempting to re-establish contact with you, follow the directions in the letter so we may capture your response.
Once an account meets the state’s abandoned property requirements, a diligent effort will be made to locate the account owner to avoid the escheatment process.  If we are unable to locate the account owner, the state claims the account through the escheatment process, whereby the state becomes the owner of the account assets.  Once the assets have been turned over to the state, it is up to the account owner to contact the relevant state agency to start the process of reclaiming the assets.
If you believe that you have property that was escheated to the state and you want to reclaim the assets, Aspiration recommends visiting the website of the National Association of Unclaimed Property Administrators at http://www.naupa.or/.  The website provides contact information for the unclaimed property divisions of each state, as well as other helpful information.  Please also visit the SEC website for basic information on the escheatment process:  https://www.sec.gov/answers/escheat.htm.

PRIVACY NOTICE
FACTS	WHAT DOES THE ASPIRATION FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Assets
• Retirement Assets
• Transaction History
• Checking Account Information
• Purchase History
• Account Balances
• Account Transactions
• Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Aspiration Redwood Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Aspiration Funds share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	Yes	Yes
For nonaffiliates to market to you	Yes	Yes
Questions?	Call 1-800-683-8529

Who we are
Who is providing this notice?	Aspiration Funds Capital Investment Group, Inc. The Nottingham Company
What we do
How do the Aspiration Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.  Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Aspiration Funds collect my personal information?
We collect your personal information, for example, when you
•    Provide account information
• Give us your contact information
• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tell us who receives the money
• Show your government-issued ID
• Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
• Sharing for affiliates’ everyday business purposes–information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Aspiration Fund Adviser, LLC, the investment adviser to the Aspiration Redwood Fund could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • The Aspiration Redwood Fund may share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Aspiration Redwood Fund does not jointly market.

FINANCIAL STATEMENTS

The audited financial statements of the Fund dated September 30, 2020, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document. You may request a copy of the Fund’s annual and semi-annual reports, at no charge by calling the Fund at 1-800-683-8529.

APPENDIX A – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	UBS Asset Management’s Proxy Voting and Disclosure Policy

UBS ASSET MANAGEMENT (AMERICAS)
INC. CORPORATE GOVERNANCE AND PROXY
VOTING POLICY AND PROCEDURES

Policy Summary

Underlying our voting and corporate governance policies we have two fundamental objectives:

1.	We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.
2.	As an investment advisor, we have a strong commercial interest that companies in which we invest on behalf of our clients are successful. We promote best practice in the boardroom.
To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice.

This policy helps to maximize the economic value of our clients’ investments by establishing proxy voting standards that conform with UBS Asset Management’s philosophy of good corporate governance.

Risks Addressed by this Policy

This policy is designed to address the following risks:

•	Failure to provide required disclosures for investment advisers and registered investment companies.
•	Failure to vote proxies in best interest of clients and funds.
•	Failure to identify and address conflicts of interest.
•	Failure to provide adequate oversight of third-party service providers.

A.   Global Corporate Governance Principles

Overview

These principles describe the approach of UBS Asset Management (Americas) Inc. (“UBS Asset Management”) to corporate governance and to the exercise of voting rights on behalf of its clients (which include funds, individuals, pension schemes, and all other advisory clients).

Where clients of UBS Asset Management have delegated the discretion to exercise the voting rights for shares they beneficially own, UBS Asset Management has a fiduciary duty to vote shares in the clients’ best interests. These principles set forth UBS Asset Management’s approach to corporate governance and to the exercise of voting rights when clients have delegated their voting rights to UBS Asset Management. UBS Asset Management believes that these principles are reasonably designed to ensure that proxies are voted in the best interest of clients.

Key Principles

UBS Asset Management’s global corporate governance principles are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as beneficial owners.

We believe voting rights have economic value and should be treated accordingly. Where we have been given the discretion to vote on clients’ behalves, we will exercise our delegated fiduciary responsibility by voting in a manner we believe will most favorably impact the economic value of their investments.

Good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.

Underlying our voting and corporate governance principles we have two fundamental objectives:

1.	We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.
2.	As an investment advisor, we have a strong commercial interest that companies in which we invest, on behalf of our clients are successful. We promote best practice in the boardroom.
To achieve these objectives, we have established this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice. These Principles are implemented globally to harmonize our philosophies across UBS Asset Management offices worldwide. However, these Principles permit individual regions or countries within UBS Asset Management the discretion to reflect local laws or standards where appropriate.

While there is no absolute set of standards that determine appropriate governance under all circumstances and no set of values will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. We will, therefore, generally exercise voting rights on behalf of clients in accordance with the following principles.

Board Structure

Significant factors for an effective board structure include:
•	An effective Chairman is key;
•	The roles of Chairman and Chief Executive generally should be separated;
•	Board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of the management of the company;
•	The Board should include executive and non-executive directors; and
•	Non-executive directors should provide a challenging, but generally supportive environment for the executive directors.

Board Responsibilities

Significant factors for effective discharge of board responsibilities include:
•	The whole Board should be fully involved in endorsing strategy and in all major strategic decisions (e.g., mergers and acquisitions).
•	The Board should ensure that at all times:
Appropriate management succession plans are in place;
The interests of executives and shareholders are aligned; The financial audit is independent and accurate;
The brand and reputation of the company is protected and enhanced;
A constructive dialogue with shareholders is encouraged; and
It receives all the information necessary to hold management accountable.

Areas of Focus

Examples of areas of concern related to our Corporate Governance focus include the following:
•	Economic value resulting from acquisitions or disposals;
•	Operational performance;
•	Quality of management;
•	Independent non-executive directors not holding executive management accountable;
•	Quality of internal controls;
•	Lack of transparency;
•	Inadequate succession planning;
•	Poor approach to corporate social responsibility;
•	Inefficient management structure; and
•	Corporate activity designed to frustrate the ability of shareholders to hold the Board to account or realize the maximum value of their investment.

B.   Macro-Rationales and Explanations for Proxy Voting

Overview

These macro-rationales and explanations detail UBS Asset Management’s approach to the exercise of voting rights on behalf of its clients (which includes funds, individuals, pension schemes, and all other advisory clients). The basis of the macro rationales and explanations is to define guidelines for voting shares held on behalf of our advisory clients in their best interests.

Macro-Rationales are used to help explain our proxy vote. The Macro-Rationales reflect our global governance principles and local policies, enables voting consistency and provides flexibility for our analyst to reflect specific knowledge of the company as it relates to a proposal. Explanations are associated with each Macro-Rationale and are used in our proxy voting operations to communicate our voting decision internally and on client reports.
PROXY VOTING MACRO RATIONALES & EXPLANATIONS

Macro Rationale	Explanation
1. General Guidelines
a. When our view of the management is favorable, we generally support current management initiatives.  When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.
1. View of management is Favorable. 2. View of management is UnFavorable.
b. If management’s performance has been questionable we may abstain or vote against specific proxy proposals.	1. Management performance is questionable.
c. Where there is a clear conflict between management and shareholder interests, even in those cases where management’s performance has been adequate, we may elect to vote against management.	1. A conflict exists between the board and shareholder interests.
d. In general, we oppose proposals, which in our view, act to entrench management.	1. Proposal entrenches management.
e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.
1. While we support management, this proposal should be voted on by shareholders.

2. Board of Directors and Auditors
a. Unless our objection to management’s recommendation is strenuous, if we believe auditors are competent and professional, we support continuity in the appointed auditing firm subject to regular review.
1. We believe the auditors are competent. 2. We object to these auditors. 3. Nominee for independent Internal Statutory Auditor is not considered independent.
b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.
1. Shareholders should be able to set the size of the board.
c. We generally vote for proposals that permit shareholders to act by written consent and/or entitle shareholders to call a special meeting.	1. Shareholders should have the right to call a special meeting.
Macro Rationale	Explanation
d. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.	1. Company does not have a lead director. 2. Company has a lead director. 3. Combined Chairman and CEO, contrary to best practice.
e. We will normally vote for all board members unless we determine conflicts exist or the board is not independent.
1. Board ignored shareholder vote.

2. Executive contract exceeds 1 year in length.

3. Not considered independent and/or insufficient independent non-executives.

4. Member of the Audit or Remuneration Committee(s), not considered Independent.

5. Bundled resolution for election of Directors is not appropriate.

6. Not Independent; serves on the Compensation and Nomination Committees.

7. Executive contract exceeds 4 years.

8. Not in shareholders’ interests.

3. Compensation
a. We will not try to micro-manage compensation schemes; however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.
1. We will not micro-manage compensation. 2. The overall quantum of remuneration is too high.
b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.	1. Compensation should be set by the board, not shareholders.
c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.
1. Transparency in compensation is desired.

Macro Rationale	Explanation
d. We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance; is vague; is not in line with market practices; allows for option re-pricing; does not have adequate performance hurdles or is highly dilutive.

1. Remuneration policy is insufficiently aligned with shareholder interests.

2. The vesting conditions are inappropriate.

3. The vesting conditions are insufficiently challenging.

4. The matching awards are too generous.

5. The re-pricing of options is against best practice.

6. Dilution of executive remuneration scheme exceeds best practice guidelines.

7. Plan structure does not provide suitable long term incentive.

8. Performance conditions unsatisfactory.

9. Contrary to best market practice.

e. Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.
1. Rewards for poor performance are unacceptable.
f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably.  We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.
1. Compensation should be balanced.
g. In order to increase reporting transparency and approximate accuracy, we believe stock options should be expensed.	1. Stock Options should be expensed.
Rationale	Explanation
4. Governance Provisions
a. We believe that votes at company meetings should be determined on the basis of one share, one vote. We will vote against cumulative voting proposals.	1. One Share, One Vote.
b. We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events, such as take-over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.
1. Poison Pill proposals should have shareholder approval. 2. Current anti-takeover provisions are adequate.
c. Any substantial new share issuance should require prior shareholder approval.	1. Significant share increase should have shareholder approval.
d. We believe proposals that authorize the issuance of new stock without defined terms or have conditions that are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

1. Blank check stock issuance is not acceptable.

2. Anti-takeover defense; not in shareholders’ interests.

3. General authority to issue shares without pre-emption rights is not in shareholders’ interests.

e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.	1. We support efforts to improve board independence.
f. We generally do not oppose management’s recommendation to implement a staggered or classified board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.
1. Staggered or classified boards provide continuity. 2. Annual election of directors agreeable with management approval.
g. We will support reasonable proposals that enable shareholders to directly nominate directors.	1. Proposal to nominate directors is reasonable. 2. Proposal to nominate directors is questionable.
h. We will vote for shareholder proposals requesting directors be elected by a Majority Vote unless the company has cumulative voting, a director resignation policy is in place or is very likely to have one in place by the next meeting.
1. A director resignation policy is in place. 2. A director resignation policy is not in place.
Macro Rationale	Explanation
i. We will normally vote for proposals that reduce supermajority voting limits.	1. We support reductions in super majority voting. 2. Existing super majority voting conditions are reasonable.
j. We will vote in favour of shareholder resolutions for confidential voting.	1. We encourage confidential voting.
5. Capital Structure and Corporate Restructuring
a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.
1. Companies are free to incorporate anywhere. 2. Actions are motivated to entrench management.
b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action.  We support shareholder proposals to eliminate dual class schemes.
1. Dual classes of stock are inappropriate.
6. Mergers, Tenders Offers & Proxy Contests
a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.	1. We agree with the merger. 2. We object to the merger.
7. Social, Environmental, Political & Cultural
a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.	1. Companies should be free to compete anywhere in the world.
Macro Rationale	Explanation
b. There are occasional issues we support that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution.  While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal.  We prefer to address these issues through engagement.
1. Special interest proposals should not be addressed in the proxy.

c. Unless directed by clients to vote in favour of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.
1. Proposal poses an unnecessary economic cost on the company.
8. Administrative and Operations
a. Occasionally, stockholder proposals, such as asking for reports, conducting studies and making donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue.  Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.
1. Special reports, studies and disclosures are not considered economic.
b. We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement.  However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.
1. Regulatory agencies do not require this action.
Macro Rationale	Explanation
9. Miscellaneous
a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.	1. Voted in accordance with a client guideline.
b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote.  Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).
1. Obstacles exist to effectively voting this proxy. 2. Local voting practices could restrict our ability to manage the portfolio.
c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.
1. Voting delegated to a proxy voting service per our guidelines.
d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.	1. Lack of details on proposals.

C.    Global Voting and Corporate Governance Procedures
Overview
Where clients have delegated the discretion to exercise the voting rights for shares they beneficially own to UBS Asset Management, we have fiduciary duty to vote shares in the clients’ best interests. These procedures provide a structure for appropriately discharging this duty, including the handling of conflicts of interest between UBS Asset Management and our clients’ best interest.
I.      Corporate Governance Committee
Members
The UBS Asset Management Global Corporate Governance Committee (the “Global Committee”) will approve the membership of the UBS Asset Management Corporate Governance Committee (the “Americas Committee”). The membership in the Global Committee will be approved by the Equities Investment Committee of UBS Asset Management.

Responsibilities of the Global Committee
•	To review, approve and oversee the implementation of the Global Corporate Governance Principles.
•	Keep abreast of and share trends in corporate governance and update these principles as necessary.
•	To provide a forum for discussing corporate governance issues between regions.
•	Coordinate with the Communications group on all corporate or other communication related to global proxy issues.
•	Consult with Analyst, Research Directors and others regarding issues relevant to portfolio companies.
•	Engage and oversee any independent proxy voting services being used.
•	Oversee the activities of the Local Corporate Governance Committees.
•	Review and resolve conflicts of interest by ensuring that the voting decision taken would remain the same irrespective of the fact that, for instance, a company is also a client of Global AM.
Meetings
Meetings will be held at least quarterly.
Local Corporate Governance Committees
Each office or region, as applicable, will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies. Each local Corporate Governance Committee will set its own agenda. The Global Committee will nominate the chairs for the Local Corporate Governance Committees. The local chair will nominate, for approval by the Global Committee, additional persons as candidates for membership on the local committee.
Responsibilities of the Americas Corporation
The Americas Committee will serve as the local committee and is responsible for implementing this Policy in the Americas Region.
•	Keep abreast of and share trends in corporate governance and update local policy as necessary.
•	Provide a forum for discussing corporate governance issues within a region.
•	Oversee the proxy voting process.
•	Coordinate with the Communications group all corporate or other communication related to local proxy issues.

•	Consult with Analysts, Research Directors and other regarding issues relevant to portfolio companies.
•	Interpret the Global Corporate Governance Principles in the context of local legal requirements and practice, updating local policy as necessary.
•	Minutes of meetings to be sent to the Global Committee.
Meetings
Meetings will be held at least twice a year.
II.     Interaction with Company and Board Directors
Relationship with the Company and the Board of Directors
On behalf of our clients, we aim to be supportive, long-term shareholders. We seek to develop both a long-term relationship and an understanding of mutual objectives and concerns with the companies in which we invest.
We do this through meetings between our investment analysts and portfolio managers, on the one hand, and company management and the board of directors, on the other.
These meetings enable us to have discussions with company management and the board of directors about corporate strategy and objectives and to make an assessment of management’s performance. They also allow us to monitor a particular company’s development over time and assess progress against our expectations as investors. They also give us an opportunity to outline what our expectations are and to explain our views on important issues.

Formal Communications with the Board

Where we suspect poor corporate governance may negatively impact the long-term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.
If action is considered necessary, we will attempt to arrange an informal meeting with one or more non-executive (outside) directors to gather additional information and to learn more about the company’s corporate governance practices. The intent of the meeting with non-executive (outside) directors is to understand the company better and to communicate our concerns.
All efforts to contact management or the board of directors regarding specific corporate governance issues should be approved by the Global Committee or if time is of the essence the Head or Deputy Head of Global Equity, and the Legal & Compliance Department.
If it is determined that appropriate corporate governance practices are not present or likely to be put in place, then we may:
Formally communicate with the Chairman of the Board or the full Board of Directors;
Withdraw our support for the common stock;
Reflect our positions in our proxy vote opportunities; or
Contact other shareholders regarding our concerns.
Any such steps may only be taken in compliance with applicable law.
III.       Contacting the Media
UBS Asset Management generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations. Requests from the media for general information relating to this Policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance must be directed via Communications/Marketing (country/region/business/investment/global) to the relevant investment area and Legal & Compliance Department. The will determine if there is to be an exception to this rule and inform the relevant Marketing/Communications team. The situation will be explained to UBS Media Relations who will notify the journalist of our position.

IV.       Proxy Voting Process
Given the magnitude of the effort, availability of resource and local customs, certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. All operational proxy voting matters will be managed by a dedicated team located in the London office, irrespective of where the underlying client is managed.
The Global and Local Corporate Governance Committees, as appropriate, will bring Legal & Compliance into the decision making process on complex issues and on issues involving conflicts of interests.
The Americas Committee will appoint a deputy who is responsible for voting of all routine proxy matters in accordance with these policies and procedures. The deputy will contact the appropriate industry analyst and/or other members of the Americas Committee for guidance on how to vote non-routine matters.
The Americas Committee, or its delegate, will:
Take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority and where we intend to vote;
Instruct the Head of Operations to recall, if possible, securities that are currently on loan so that they may be voted on non-routine proxy matters;
Implement procedures to identify conflicts and vote such proxies in accordance with Section VI of these procedures;
Implement procedures to vote proxies in accordance with client direction if applicable; and
Conduct periodic due diligence on any proxy voting services being employed.
V.       Proxy Voting Disclosure Guidelines
General
Upon request or as required by laws or regulation, UBS Asset Management will disclose to a client or client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.
Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal & Compliance Department should be contacted immediately to ensure adherence to UBS Asset Management Corporate Governance principles. (See Proxy Voting Conflict Guidelines below).
Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including, but not limited to, proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose out voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance Department.

Any employee, office or director of UBS Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.
Companies may be provided with the number of shares we own in them.
Proxy solicitors will not be provided with either our votes or the number of shares we own in a particular company.
In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the manner in which we voted.
We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.
The Chairman of the Global Committee and the Chair of the Americas Committee must approve exceptions to this disclosure policy.
VI.       Proxy Voting Conflict Guidelines
In addition to the Proxy Voting Disclosure Guidelines above, UBS Asset Management has implemented guidelines to address conflict of interests that arise in connection with our exercise of voting rights on behalf of clients. A conflict of interest is a relationship or activity engaged in by UBS Asset Management that creates an incentive, or appearance thereof, to favor the interests of UBS Asset Management over the interests of the client. A conflict of interest is “material” if a reasonable person could expect the conflict to influence UBS Asset Management’s proxy vote. The principal conflict process covered by this policy is where the issuer being voted upon is a client of UBS Asset Management.
The following guidelines seek to address conflicts of interest in a manner that promotes the client’s best interest:
•	Under no circumstances will general business, sales or marketing issues influence our proxy votes.
•
UBS Asset Management and its affiliates engages in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involves in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately.[1] In the event of any conflict of interest issue arising in relation to Affiliates, the Chair of the Global Committee must be advised, who will in turn advise the Chief Risk Officer.

•	Where UBS Asset Management is aware of a conflict of interest in voting a particular proxy, the Americas Committee will be notified of the conflict and will determine how such proxy should be voted.
VII.       Record Keeping
UBS Asset Management will maintain records of proxies voted. Such records include copies of:
Our policies and procedures;
Proxy statements received;
Votes cast per client;
Number of shares voted;
Communications received and internal documents created that were material to the voting decision; and
A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision.

Nothing in these procedures should be interpreted to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegates or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their policy statement.

Appendix A
Special Disclosure Guidelines for Registered Investment Company Clients
1.  Registration Statement (Open-end and Closed-End Funds) Management is responsible for ensuring the following:
That this policy and procedures, which are the policy and procedures used by the investment adviser on the Funds’ behalf, are described in the SAI. The policy and procedures may be described in the SAI or attached as an exhibit to the registration statement.
That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.
That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website. If a request for the proxy voting record is received, the Fund must send the description of the Fund’s proxy voting within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.
2.  Annual and Semi-annual Shareholder Reports (Open-End and Closed-End Funds)
Management is responsible for ensuring the following:
That each Fund’s shareholder report contain a statement that a description of this policy and procedures is available (i) without charge, upon request, by calling a toll free or collect telephone number; (ii) on the Fund’s website, if applicable; and (iii) on the Commission’s website.
That the report contain a statement that information regarding how the fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a toll-free (or collect) telephone number; or on or through the Fund’s website, or both; (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must send a description of the Fund’s proxy voting within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long the fund discloses that it is available on the website.
3.  Form N-CSR (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
That this policy and procedures are described in Form N-CSR. In lieu of describing these documents, a copy of this policy and procedures may be included with the filing. However, the Commission’s preference is that the procedures by included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.
That the N-CSR disclosure includes the procedures that are used when a cote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter, or any affiliated person of the fund, its investment adviser or principal underwriter, on the other hand.

4.  Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
That the securities lending agreement used by a Fund will provide that when voting or consent rights that accompany a loan pass to the borrower, the Fund making the loan will have the right to call the loaned securities to permit the exercise of such rights if the matters involved would have a material effect on the applicable Fund’s investment in the loaned security.
That each fund files its complete proxy voting records on Form N-PX for the twelve month period ended June 30 by no later than August 31 of each year.
Fund management is responsible for reporting to the Fund’s Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds’ Form N-PX.

5.   Oversight of Disclosure
The Fund’s Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds’ Chief Compliance Officer shall recommend to each Fund’s Board any changes to these policies and procedures that he or she deems necessary to appropriate to ensure that Funds’ compliance with relevant federal securities laws.
Responsible Parties
The following parties will be responsible for implementing and enforcing this policy: The Americas Committee and Chief Compliance Office of UBS Asset Management or his/her designees.
Documentation
Monitoring and testing of this policy will be documented in the following ways:
•	Annual review by Funds’ and UBS Asset Management’s Chief Compliance Officer of effectiveness of these procedures.
•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures
•	Periodic review of any proxy service vendor by the Chief Compliance Officer
•	Periodic review of any proxy votes by the America Committee
Compliance Dates
•	File Form N-PX by August 31 for each registered investment company client
•	Annual review by the Funds’ and UBS Asset Management’s Chief Compliance Officer of the effectiveness of these procedures
•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures
•	Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable
•	Periodic review of any proxy service vendor by the Chief Compliance Officer
•	Periodic review of proxy votes by the America Committee
Other Policies
Other policies that this policy may affect include:
•	Recordkeeping Policy

•	Affiliated Transaction Policy
•	Code of Ethics
•	Supervision of Service Providers Policy
Portfolio Manager Compensation Disclosure
UBS Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.
In general, the total compensation received by the portfolio managers and analysts at UBS Asset Management consists of two elements; a fixed component (base salary and benefits) and an annual discretionary performance award.
Fixed component (base salary and benefits):
•	Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.
•	The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager and analyst brings to their role.
Performance award
•	Determined annually on a discretionary basis.
•
Based on the individual’s financial and non-financial contribution – as assessed through a rigorous performance assessment process – as well as the performance of their respective function, of UBS Asset Management and of UBS as a whole

•	Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.
•	For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.
•	Deferred amounts are then delivered via two deferral vehicles – 75% in the UBS Asset Management Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):
•
Global AM EOP awards generally vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The National Funds awarded under the Global AM EOP are aligned to selected UBS Asset Management fund. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS Asset Management. This alignment with UBS Asset Management funds enhances the alignment of investment professionals’ and other employees’ interests with those of our clients.

•
The DCCP is a new mandatory deferral plan introduced for performance year 2012. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and subject to forfeiture.

UBS Asset Management believes that not only do these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.
Equities has an investment boutique structure to enhance alignment of interests, transparency and autonomy within each team, while retaining all the benefits of a large organization. This boutique structure includes an incentive model, introduced for performance year 2013 onwards, tailored for each boutique, which provides an indicative range for performance awards, directly linked to the business results of the boutique, subject to delivery against key performance indicators including investment performance and client satisfaction.

For analysts, performance awards are, in general, based on performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communications within and between teams with portfolio managers.

1 Legal & Compliance personnel may have contract with their counterparts working for an Affiliate on matters involving information barriers.